EXHIBIT 10.4

SUPPLEMENT

to the

Loan and Security Agreement

Dated as of December 1, 2004

between

EnteroMedics Inc. (“Borrower”)

and

Venture Lending & Leasing IV, Inc. (“Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement dated as of December 1, 2004, between Borrower and Lender (the “Loan and Security Agreement”). All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Section 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of that document and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1.—Additional Definitions:

“Additional Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under the Additional Growth Capital Loan Commitment for general corporate purposes of Borrower.

“Cash Equivalents” means, as of any date of determination, the following assets or rights of Borrower: (i) marketable direct obligations issued or unconditionally guaranteed by the United States government having maturities of not more than 12 months from the date of acquisition; and (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, and overnight bank deposits, in each case issued by a commercial bank organized under the laws of the United States or any state thereof which at the time of acquisition are rated A-1 or better by Standard & Poor’s Corporation (or equivalent), and not subject to any offset rights in favor of such bank arising from any banking relationship with such bank.

“Commitment”: Subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender commits to make:

(i) Equipment Loans to Borrower up to the aggregate original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) minus the aggregate original principal amount of the Soft Cost Loans (the “Equipment Loan Commitment”);

(ii) As a subfacility of the Equipment Loan Commitment, Soft Cost Loans to Borrower up to the aggregate original principal amount of Seventy Five Thousand Dollars ($75,000) (the “Soft Cost Loan Commitment”); provided, however, that in no event shall the aggregate original principal amount of all Soft Cost Loans and all Equipment Loans exceed Two Hundred Fifty Thousand Dollars ($250,000);

(iii) Growth Capital Loans to Borrower up to the aggregate original principal amount of Three Million Dollars ($3,000,000) (the “Growth Capital Loan Commitment”); and

(iv) Subject to subsequent written mutual agreement of Lender and Borrower, Additional Growth Capital Loans to Borrower up to the aggregate original principal amount of Five Million Dollars ($5,000,000) (the “Additional Growth Capital Loan Commitment”).

As used herein, the term “Commitment” shall mean the Equipment Loan Commitment, the Soft Cost Loan Commitment, the Growth Capital Loan Commitment, the Additional Growth Capital Loan Commitment or any

combination of them or all of them, as the context requires. Equipment Loans, Soft Cost Loans, Growth Capital Loans and Additional Growth Capital Loans are sometimes referred to herein individually as a “Loan” or collectively as “Loans”.

“Designated Rate”: The Designated Rate means:

(i) for each Equipment Loan, a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which Lender prepares the Note for such Equipment Loan following Borrower’s submission of the Borrowing Request therefor, plus two and 23/1000 percent (2.023%); provided, however, that in no event shall the Designated Rate for an Equipment Loan be less than six and 523/1000 percent (6.523%);

(ii) for each Soft Cost Loan, a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which Lender prepares the Note for such Soft Cost Loan following Borrower’s submission of the Borrowing Request therefor, plus five and 46/100 percent (5.46%); provided, however, that in no event shall the Designated Rate for a Soft Cost Loan be less than nine and 96/100 percent (9.96%); and

(iii) for each Growth Capital Loan and each Additional Growth Capital Loan, a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which Lender prepares the Note for such Loan following Borrower’s submission of the Borrowing Request therefor, plus one and 99/100 percent (1.99%); provided, however, that in no event shall the Designated Rate for a Growth Capital Loan or an Additional Growth Capital Loan be less than six and 49/100 percent (6.49%).

“Eligible Equipment” means any new or used computer equipment, lab and shop equipment, test equipment and office equipment, and other standard hardware acceptable to Lender, and excluding any equipment constituting Soft Costs.

“Equipment Loan” means any Loan requested by Borrower and funded by Lender under the Equipment Loan Commitment to finance Borrower’s acquisition or carrying of specific items of Eligible Equipment.

“Four Months’ Expenses” means, as of any date of determination the aggregate dollar amount of operating and other expenses paid and accrued and cash expended (without duplication) by Borrower during the four calendar months most recently ended.

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under the Growth Capital Loan Commitment for general corporate purposes of Borrower.

“Prime Rate” means the “prime rate” of interest, as published from time to time by The Wall Street Journal in the “Money Rates” section of its Western Edition newspaper.

“Soft Costs” means Borrower’s costs of acquiring or licensing non-standard or custom equipment (not otherwise approved by Lender as Eligible Equipment), perpetual software license fees, tenant improvements at Borrower’s primary business premises, and other items of personal property approved by Lender.

“Soft Cost Loan” means any Loan requested by Borrower and funded by Lender under the Soft Cost Loan Commitment to finance Borrower’s acquisition or carrying of Soft Costs

“Terminal Payment”: Each Equipment Loan, each Growth Capital Loan and each Additional Growth Capital Loan shall have a Terminal Payment equal to five percent (5%) of the original principal amount of such Loan. There shall be no Terminal Payment associated with Soft Cost Loans.

“Termination Date”: The Termination Date is the earlier of:

(i) the date Lender may terminate making Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement, or

(ii)(A) with respect to the Equipment Loan Commitment, the Soft Cost Loan Commitment and the Growth Capital Loan Commitment, June 30, 2005; and

(ii)(B) with respect to the Additional Growth Capital Loan Commitment, to be determined by Borrower and Lender.

“Threshold Amount” means Fifty Thousand Dollars ($50,000).

“Unrestricted Cash” means, as of any date of determination, Borrower’s cash on hand and Cash Equivalents which are not subject to a Lien of any Person other than Lender.

Part 2.—Additional Covenants and Conditions:

1. Growth Capital Loan Commitment; Additional Growth Capital Loan Commitment; Use of Proceeds; Limitations on Loans.

(a) Growth Capital Loans. Subject to the terms and conditions of the Agreement, Lender agrees to make Growth Capital Loans to Borrower from time to time from the Closing Date up to and including the Termination Date in an aggregate original principal amount up to but not exceeding the then unfunded portion of the Growth Capital Loan Commitment. The proceeds of each Growth Capital Loan shall be used by Borrower for general corporate purposes.

(b) Additional Growth Capital Loans. Subject to the terms and conditions of the Agreement, Lender agrees to make Additional Growth Capital Loans to Borrower from time to time from the Closing Date up to and including the Termination Date in an aggregate original principal amount up to but not exceeding the then unfunded portion of the Additional Growth Capital Loan Commitment. The proceeds of each Additional Growth Capital Loan shall be used by Borrower for general corporate purposes subsequent to Borrower’s Series C equity financing.

(c) Minimum Funding Amount. Except to the extent the remaining Growth Capital Loan Commitment or Additional Growth Capital Loan Commitment is a lesser amount, any Growth Capital Loans or Additional Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate principal amount of Five Hundred Thousand Dollars ($500,000). Borrower shall not submit a Borrowing Request for Loans more frequently than once each calendar month, provided that a Borrowing Request may request more than one type of Loan.

(d) Repayment of Growth Capital Loans and Additional Growth Capital Loans. Principal of and interest on each Growth Capital Loan and each Additional Growth Capital Loan shall be payable as set forth in the Note (substantially in the form of Exhibit “A”) evidencing such Loan, which Note, shall provide substantially as follows. Principal and interest at the Designated Rate shall be fully amortized over a period of 24 months in equal, monthly installments, commencing after an initial 6-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Growth Capital Loan or Additional Growth Capital Loan evidenced by such Note, Borrower shall pay to Lender (i) interest only at a rate of 0.9166% per month, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at a rate of 0.9166% per month, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall pay interest only at a rate of 0.9166% per month, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the seventh full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 24 equal consecutive installments in an amount sufficient to fully amortize the Loan(s) evidenced by such Note. Borrower shall pay the Terminal Payment on the date of the last amortization payment.

2. Equipment Loan Commitment; Use of Proceeds; Limitations on Loans.

(a) Equipment Loans. Subject to the terms and conditions of the Loan and Security Agreement and this Supplement, Lender agrees to make Equipment Loans to Borrower from time to time from the Closing Date up to and including the Termination Date in an aggregate original principal amount up to but not exceeding the lesser of (i) the then unfunded portion of the Equipment Loan Commitment, and (ii) an amount equal to 100% of the amount paid or payable by Borrower to a manufacturer, vendor or dealer who is not an Affiliate of Borrower for each item of Eligible Equipment being financed with the proceeds of such Equipment Loan as shown on an invoice therefor (excluding any commissions and any portion of the amount invoiced which relates to servicing or maintenance of the Eligible Equipment, delivery, freight and installation charges or sales taxes payable upon acquisition). Notwithstanding the foregoing, no item of Eligible Equipment shall be eligible to be financed with the proceeds of an Equipment Loan if such item was acquired or first placed in service by Borrower earlier than ninety (90) days prior to the Borrowing Date of such Equipment Loan; provided, however, that so long as the Borrowing Date of the initial Equipment Loan occurs within thirty (30) days of the Closing Date, Borrower may finance Eligible Equipment acquired or first placed in service from and after January 1, 2004, at Original Cost.

(b) Minimum Funding Amount. Except to the extent the remaining Equipment Loan Commitment is a lesser amount, any Equipment Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate principal amount of Twenty Five Thousand Dollars ($25,000). Borrower shall not submit a Borrowing Request for Loans more frequently than once each calendar month, provided that a Borrowing Request may request more than one type of Loan.

(c) Repayment of Equipment Loans. Principal of and interest on each Equipment Loan shall be payable as set forth in the Note (substantially in the form of Exhibit “B”) evidencing such Loan, which Note, shall provide substantially as follows. Principal and interest at the Designated Rate shall be fully amortized over a period of 30 months in equal, monthly installments, commencing after an initial 6-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Equipment Loan evidenced by such Note, Borrower shall pay to Lender (i) interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall pay interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the seventh full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 30 equal consecutive installments in an amount sufficient to fully amortize the Loan(s) evidenced by such Note. Borrower shall pay the Terminal Payment on the date of the last amortization payment.

3. Soft Cost Loan Commitment; Use of Proceeds; Limitations on Loans.

(a) Soft Cost Loans. Subject to the terms and conditions of the Loan and Security Agreement and this Supplement, Lender agrees to make Soft Cost Loans to Borrower from time to time from the Closing Date up to and including the Termination Date in an aggregate original principal amount up to but not exceeding the lowest of (i) the then unfunded portion of the Equipment Loan Commitment, (ii) the then unfunded portion of the Soft Cost Loan Commitment and (ii) an amount equal to 100% of the amount paid or payable by Borrower to a manufacturer, vendor or dealer who is not an Affiliate of Borrower for each Soft Cost being financed with the proceeds of such Soft Cost Loan as shown on an invoice therefor (excluding any commissions and any portion of the amount invoiced which relates to servicing or maintenance of the Soft Cost, delivery, freight and installation charges or sales taxes payable upon acquisition). Notwithstanding the foregoing, no Soft Cost shall be eligible to be financed with the proceeds of a Soft Cost Loan if such item was expended, acquired or first placed in service by Borrower earlier than ninety (90) days prior to the Borrowing Date of such Soft Cost Loan; provided, however, that so long as the Borrowing Date of the initial Soft Cost Loan occurs within thirty (30) days of the Closing Date, Borrower may finance Soft Costs expendedm acquired or first placed in service from and after January 1, 2004, at Original Cost.

(b) Minimum Funding Amount. Except to the extent the remaining Soft Cost Loan Commitment is a lesser amount, any Soft Cost Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate principal amount of Twenty Five Thousand Dollars ($25,000). Borrower shall not submit a Borrowing Request for Loans more frequently than once each calendar month, provided that a Borrowing Request may request more than one type of Loan.

(c) Repayment of Soft Cost Loans. Principal of and interest on each Soft Cost Loan shall be payable as set forth in the Note (substantially in the form of Exhibit “C”) evidencing such Loan, which Note, shall provide substantially as follows. Principal and interest at the Designated Rate shall be fully amortized over a period of 30 months in equal, monthly installments, commencing after an initial 6-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Soft Cost Loan evidenced by such Note, Borrower shall pay to Lender (i) interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall pay interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the seventh full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 30 equal consecutive installments in an amount sufficient to fully amortize the Loan(s) evidenced by such Note.

4. Location of Eligible Equipment and Soft Costs. All Eligible Equipment and Soft Costs, if applicable, financed hereunder shall be located at all times at Borrower’s principal place of business in Minneapolis, MN, or at such other places of business of Borrower located within the United States as may be consented to by Lender in writing.

5. Prepayment.

(a) Voluntary Prepayment. Except as set forth in Section 5(b) of this Part 2, no Loan may be voluntarily prepaid except as provided in this Section 5(a). Borrower may voluntarily prepay all, but not less than all, Loans in whole, but not in part, at any time by tendering to Lender cash payment in respect of such Loans in an amount equal to: (i) all accrued and unpaid Basic Interest on such Loans as of the date of prepayment; (ii) the Terminal Payments on such Loans; and (iii) an amount equal to the undiscounted, total amount of all installment payments of principal and Basic Interest that would have accrued and been payable from the date of prepayment through the stated Maturity Date of the Loans had such Loans remained outstanding and been paid in accordance with the terms of the related Notes.

(b) Prepayment of Growth Capital Loans at Book Value. So long as no Event of Default has occurred and is then continuing and provided that Borrower enters into a subsequent debt financing arrangement with Lender on terms and conditions substantially similar to the Growth Capital Loan Commitment (the “New Facility”), Borrower may voluntarily prepay all but, not less than all, Growth Capital Loans in whole, but not in part, within 60 days of the closing of the second tranche of Series B capital from Borrower’s equity investors by tendering to Lender cash payment in respect of such Growth Capital Loans in an amount equal to the book value of such Growth Capital Loans as of the date of prepayment as reasonably determined by Lender; such cash payment to be tendered to Lender upon Borrower’s and Lender’s execution of a signed term sheet for the New Facility. By way of illustration and not of limitation, Exhibit “G” hereto sets forth an example of how the prepayment of Loans pursuant to this Section 5(b) is to be calculated, based upon the facts assumed therein for purposes of the illustration.

6. Subordination of Debt. During the term of the Loan and Security Agreement and until performance of all Obligations to Lender, Borrower shall not incur any Indebtedness for new borrowed money (except for Indebtedness permitted under Section 6.1 of the Loan and Security Agreement) after the date hereof unless the holder’s right to repayment of such Indebtedness, the priority of any Lien securing the same, and the rights of the holder thereof to enforce remedies against Borrower following default have been made subordinate to the Liens of Lender and the prior payment of the Obligations to Lender under the Loan Documents pursuant to a written subordination agreement approved by Lender in its sole discretion in writing, which agreement may provide that regularly scheduled payments of accrued interest on such subordinated Indebtedness may be paid by Borrower and retained by the holder so long as no Event of Default has occurred.

7. Issuance of Warrants to Lender.

(a) As additional consideration for the making of the Commitments (other than the Additional Growth Capital Loan Commitment), Lender or its assignee has earned and shall have received, upon the execution hereof and as a condition to the initial Loan, a warrant instrument issued by Borrower in substantially the form attached hereto as Exhibit “E-1” (the “Warrant”), initially exercisable for Four Hundred Twelve Thousand Five Hundred Thirty Two (412,532) fully paid and nonassessable shares of the Borrower’s Series B Preferred Stock at an initial exercise price of $0.4333 per share (the “Stock Purchase Price”); provided, however, that such initial number of shares of Series B Preferred Stock issuable under the Warrant at the Stock Purchase Price shall be increased automatically from time to time by that number of additional shares determined by dividing the product of (A) 0.055 and (B) the aggregate original principal amount of the Growth Capital Loans funded by Lender by the Stock Purchase Price. The Warrant shall be immediately vested and exercisable at any time and from time to time through June 30, 2012. The foregoing exercise price per share and number of shares issuable upon exercise of the Warrant shall also be subject to adjustment as provided in the Warrant. The Warrant shall include piggyback and S-3 registration rights, anti-dilution protections reasonably satisfactory to Lender and equivalent to those rights and protections granted to the holders of Borrower’s Series B preferred stock, and shall remain exercisable beyond any public offering of Borrower’s securities or merger transaction.

(b) Upon subsequent written mutual agreement of Lender and Borrower agreeing to the effectiveness of the Additional Growth Capital Loan Commitment, Lender or its assignee shall have earned and be entitled to receive, upon the execution thereof, a warrant instrument issued by Borrower in substantially the form attached hereto as Exhibit “E-2” (the “Additional Warrant”), initially exercisable for a number of shares of Borrower’s Series C Preferred Stock at an initial exercise price per share equal to the lowest price per share paid by an investor for shares of Series C Preferred Stock (the “Series C Stock Purchase Price”), such number of shares having an aggregate exercise price of Two Hundred Seventy Five Thousand Dollars ($275,000); provided, however, that such initial number of shares of Series C Preferred Stock issuable under the Additional Warrant at the Series C Stock Purchase Price shall be increased automatically from time to time by that number of additional shares determined by dividing the product of (A) 0.055 and (B) the aggregate original principal amount of the Additional Growth Capital Loans funded by Lender by the Series C Stock Purchase Price. The Additional Warrant shall be immediately vested and exercisable at any time and from time to time through the date which is 7 years from the Termination Date of the Additional Growth Capital Loan Commitment. The foregoing exercise price per share and number of shares issuable upon exercise of the Additional Warrant shall also be subject to adjustment as provided in the Additional Warrant. The Additional Warrant shall include piggyback and S-3 registration rights, anti-dilution protections reasonably satisfactory to Lender and equivalent to those rights and protections granted to the holders of Borrower’s Series C preferred stock, and shall remain exercisable beyond any public offering of Borrower’s securities or merger transaction.

(c) Borrower acknowledges that Lender has assigned its rights to receive the Warrant and the Additional Warrant to its parent, Venture Lending & Leasing IV, LLC; in connection therewith, Borrower shall issue the Warrant and the Additional Warrant directly to Venture Lending & Leasing IV, LLC. Upon request of Borrower, Lender shall furnish to Borrower a copy of the agreement in which Lender assigned the Warrant and the Additional Warrant to Venture Lending & Leasing IV, LLC.

8. Lien on Intellectual Property. In reliance on Borrower’s covenant in Section 6.2 of the Loan and Security Agreement to keep all of its Intellectual Property assets free and clear of Liens other than as set forth in Section 6.2, Lender has agreed initially to exclude Intellectual Property from the Collateral over which Borrower has granted to Lender a Lien to secure the Obligations. Borrower agrees that if at any time the ratio of its Unrestricted Cash to Four Months’ Expenses is less than one-to-one (1:1), then the definition of Collateral in Article 10 of the Loan and Security Agreement shall be automatically and immediately, without any further action or writing required by the parties, amended to delete the final proviso thereof, such that all of Borrower’s Intellectual Property then owned and thereafter arising or acquired becomes part of the Collateral for all purposes of the Loan and Security Agreement. In the event the definition of Collateral has been amended as set forth in this Section 8 and no Event of

Default has occurred and is then continuing, Borrower shall be able to continue to license, exclusively and non-exclusively, its Intellectual Property to other Persons in the ordinary course of its business, on terms consistent with industry practice, for fair consideration and with the consent of Borrower’s Board of Directors. Borrower and Lender agree to execute and deliver, at Borrower’s sole cost and expense, all documents and instruments necessary to perfect such Lien when it is created, including an Intellectual Property Security Agreement, substantially the form attached hereto as Exhibit “D”. For clarity, the Intellectual Property Security Agreement will not be executed and delivered until such time as the Lender’s security interest includes Intellectual Property in accordance with the terms of this Section 8. Lender agrees that if at any time after its security interest includes Intellectual Property the ratio of Borrower’s Unrestricted Cash to Four Months’ Expenses is greater than one-to-one (1:1) then the Lender’s Lien as to that portion of the Collateral consisting of Intellectual Property shall be automatically and immediately, without any further action or writing required by the parties, released and the definition of Collateral in Article 10 of the Loan and Security Agreement shall be automatically and immediately, without any further action or writing required by the parties, amended to restate the final proviso thereof, such that the Collateral shall no longer include Borrower’s Intellectual Property (subject to further amendment if at any time after such restatement the ratio of its Unrestricted Cash to Four Months’ Expenses is less than one-to-one (1:1).

9. Forbearance of Exercise of Remedies Against Intellectual Property.

(a) Notwithstanding anything to the contrary contained in Article 7 and 8 of the Loan and Security Agreement or elsewhere in the Loan Documents, following the occurrence and during the continuance of an Event of Default, other than an Event of Default under Section 7.1(c) of the Loan and Security Agreement involving a voluntary Insolvency Proceeding or dissolution of Borrower or termination of Borrower’s business, or an Event of Default under Section 7.1(f) or (h) of the Loan and Security Agreement, if at such time Lender has a Lien on Intellectual Property pursuant to Section 6 above, Lender agrees to forbear from selling, leasing, licensing or otherwise disposing of any Collateral comprising Intellectual Property for a period of up to sixty (60) days after the occurrence of such Event of Default (such period being referred to herein as a “Forbearance Period”), provided that at all times during the Forbearance Period:

(i)	Borrower shall continue to have a duly constituted and acting board of directors, and executive management working on a full time basis for Borrower;

(ii)	Borrower is able to demonstrate to the reasonable satisfaction of Lender that Borrower is exercising on a continuous and diligent basis reasonable commercial efforts to consummate a financing or other transaction that will enable it to satisfy and discharge its Obligations to Lender;

(iii)	Borrower shall cooperate with Lender in its exercise of rights under Sections 5.3(a)(i), 5.3(b) and 5.9(a) of the Loan and Security Agreement;

(iv)	No Insolvency Proceeding is commenced by or against Borrower; and

(v)	No Person who holds or acquires a Lien on or against all or any material portion of Borrower’s Intellectual Property actually exercises foreclosure or similar remedies against such property.

Subject to paragraph (b) below, upon the failure of Borrower to comply with any of the conditions described in clauses (i) through (v) above, the Forbearance Period shall immediately and automatically terminate and Lender may thereupon commence, continue and complete any exercise of its rights and remedies against Intellectual Property Collateral, all as provided in the Loan Documents and under applicable law.

(b) If during the Forbearance Period, Lender proposes or arranges a private or public sale of all or a material portion of the Intellectual Property Collateral (which sale shall not be consummated during the Forbearance Period), Lender shall give notice of such proposed sale to Borrower, including notice of the minimum price to be paid or bid in such sale. If Borrower’s Board of Director determines in good faith that the proposed sale would not be commercially reasonable, then Borrower may, within ten (10) Business Days of receipt of the initial notice from Lender, deliver a written objection, following which the parties agree to meet promptly and to confer in good faith to resolve any disagreements as to value or the proposed sale. Unless the parties have otherwise agreed as a result of such meet-and-confer, Borrower shall obtain, at its sole expense, within sixty (60) days after the initial notice from Lender, a written appraisal of the orderly liquidation value of the Intellectual Property, prepared by a recognized, independent appraiser with experience evaluating similar types of property (in which event, the sixty (60)-day limitation on the Forbearance Period shall be extended if, and only as, necessary to afford Borrower the full sixty (60) days to obtain such appraisal). If such appraisal is not timely delivered, or if the value concluded by the independent appraisal is not more than one hundred twenty percent (120%) of the minimum price or bid in any transaction proposed by Lender for the same Intellectual Property Collateral, then Lender may proceed with the proposed transaction (but not sooner than one hundred twenty (120) days after the occurrence of an Event of Default unless Borrower approves otherwise) on price terms not materially more favorable to the transferee than originally proposed by Lender. If the value concluded by the independent appraisal is more than one hundred twenty percent (120%) of the minimum price or bid in any transaction proposed by Lender, then the sixty (60)-day limitation on the Forbearance Period (as may have been extended for the appraisal as aforesaid) shall be extended and the parties shall cooperate with one another to realize the higher valuation, provided that if the Forbearance Period (as so extended) terminates for any reason other than that set forth in clause (ii) of paragraph (a) above, Lender may thereupon commence, continue and complete any exercise of its rights and remedies against Intellectual Property Collateral, all as provided in the Loan Documents and under applicable law, and in all events, Lender shall be free to enforce such rights and remedies and complete one or more sales or other dispositions of the Intellectual Property after the earlier of (i) one hundred eighty (180) days after the occurrence of the Event of Default, or (ii) one hundred twenty (120) days after the delivery of the appraisal report to Borrower.

(c) At any time during the Forbearance Period, Lender will discontinue and forbear from enforcing its rights and remedies against the Collateral upon tender to Lender by Borrower or by another Person for its account all amounts payable under Section 5(a) of Part 2 hereunder.

10. Completion of Due Diligence; Payment and Disposition of Commitment Fee. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s investment committee shall have approved the Commitment (other than the Additional Growth Capital Loan Commitment). If this condition is not satisfied, Lender shall refund to Borrower the Thirty Two Thousand Five Hundred Dollars ($32,500) commitment fee previously paid to Lender. Lender agrees that with respect to each Loan advanced (other than Additional Growth Capital Loans), on the Borrowing Date applicable to such Loan, Lender shall credit against the payments due from Borrower on such date in respect of such Loan an amount equal to the product of Thirty Two Thousand Five Hundred Dollars ($32,500) and a fraction the numerator of which is the principal amount of such Loan and the denominator of which is Three Million Two Hundred Fifty Thousand Dollars ($3,250,000), until the aggregate amount of such credits equals but does not exceed Thirty Two Thousand Five Hundred Dollars ($32,500).

11. Debits to Account for ACH Transfers. For purposes of Section 2.2 and 5.10 of the Loan and Security Agreement, Borrower’s Primary Operating Account is:

Wells Fargo Bank

St. Paul, MN

Routing No.: xxxxx

Account No.: xxxxx

For Further Credit to: EnteroMedics Inc.

Loans will be advanced to the account specified above and payments will be automatically debited from the same account.

12. Documentation Fee Payment. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement and pursuant to Section 9.8(a) thereof, on or prior to the initial Borrowing Date, Borrower shall pay to Lender Lender’s reasonable and actual attorneys’ fees, costs and expenses incurred and expended in connection with the preparation and negotiation of the Loan Documents, and shall reimburse Lender for Lender’s out-of-pocket costs of perfecting its Liens against Collateral.

Part 3.—Additional Representations:

Borrower represents and warrants that as of the Closing Date and each Borrowing Date:

a)	Its chief executive office is located at: 2800 Patton Road, St. Paul, MN 55113.

b)	Its Equipment is located at: same as above.

c)	Its Inventory is located at: same as above.

d)	Its Records are located at: same as above.

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: None.

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: Beta Medical.

g)	Borrower’s Delaware state corporation I.D. number is 3832130.

h)	Borrower’s federal tax identification number is 48-1293684.

i)	Borrower’s Other Deposit and Investment Accounts: In addition to Borrower’s Primary Operating Account at Wells Fargo Bank identified above, Borrower maintains to following other deposit and investment accounts:

Part 4.—Additional Loan Documents:

Form of Note for Growth Capital Loans	Exhibit “A-1”
Form of Note for Equipment Loans	Exhibit “A-2”
Form of Note for Soft Cost Loans	Exhibit “A-3”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”
Form of Intellectual Property Security Agreement	Exhibit “D”
Forms of Warrants	Exhibits “E-1” and “E-2”
Form of Legal Opinion	Exhibit “F”

[Signature page follows.]

[Signature Page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

ENTEROMEDICS INC.

	By:	/s/ Mark B. Knudson
	Name:	Mark Knudson
	Title:	President

Address for Notices:	Attn:	Jim Kruse
2800 Patton Road
St. Paul, MN 55113
Fax #: 651-634-3212

LENDER:

VENTURE LENDING & LEASING IV, INC.

	By:	/s/ Salvador O. Gutierrez
	Name:	Salvador O. Gutierrez
	Title:	President

Address for Notices:	Attn: Chief Financial Officer
2010 North First Street, Suite 310
San Jose, California 95131
Fax #: (408) 436-8625

EXHIBIT “A-1”

FORM OF PROMISSORY NOTE

(Growth Capital Loans and Additional Growth Capital Loans)

[Note No. X-XXX]

$	, 2004
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 1.99% but not less than 6.49%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein, and a Terminal Payment in the sum of [5.00% of face amount of Loan] Dollars ($                    ) payable on the Maturity Date.

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of December     , 2004, between Borrower and Lender (the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay (i) if the Borrowing Date is not the first day of the month, interest only at a rate per month equal to 0.9166%, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; (ii) interest at a rate per month equal to 0.9166%, in advance, on the outstanding principal balance of this Note for the month of [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at a rate per month equal to 0.9166% on the principal balance outstanding hereunder.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in twenty-four (24) equal consecutive installments of                                          Dollars ($                    ) each. The Terminal Payment and unpaid expenses, fees, interest and principal amount shall be due and payable on                                          200  .]

This Note may be voluntarily prepaid only as permitted under Section 5 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its:

EXHIBIT “A-2”

FORM OF PROMISSORY NOTE

(Equipment Loans)

[Note No. X-XXX]
$	, 2004
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 2.023% but not less than 6.523%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein, and a Terminal Payment in the sum of [5.00% of face amount of Loan] Dollars ($                    ) payable on the Maturity Date

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of December     , 2004, between Borrower and Lender (the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay (i) if the Borrowing Date is not the first day of the month, interest only at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; (ii) interest at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the month of [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at a rate per month equal to 0.8333% on the principal balance outstanding hereunder.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in thirty (30) equal consecutive installments of                                          Dollars ($                    ) each. The Terminal Payment and unpaid expenses, fees, interest and principal amount shall be due and payable on                                          200  .]

This Note may be voluntarily prepaid only as permitted under Section 5 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its:

EXHIBIT “A-3”

FORM OF PROMISSORY NOTE

(Soft Cost Loans)

[Note No. X-XXX]

$	, 2004
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 5.46% but not less than 9.96%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein.

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of December     , 2004, between Borrower and Lender (the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay (i) if the Borrowing Date is not the first day of the month, interest only at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; (ii) interest at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the month of     [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at a rate per month equal to 0.8333% on the principal balance outstanding hereunder.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in thirty (30) equal consecutive installments of                                          Dollars ($                    ) each.

This Note may be voluntarily prepaid only as permitted under Section 5 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its:

EXHIBIT “B”

FORM OF BORROWING REQUEST

[Date]

Venture Lending & Leasing IV, Inc.

2010 North First Street, Suite 310

San Jose, CA 95131

Re:	EnteroMedics Inc.

Gentlemen:

Reference is made to the Loan and Security Agreement dated as of December     , 2004 (as amended from time to time, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Venture Lending & Leasing IV, Inc. and EnteroMedics Inc. (the “Company”).

The undersigned is the                                          of the Company, and hereby requests on behalf of the Company a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The type(s) of the proposed Loan is/are [an Equipment Loan][a Soft Cost Loan][a Growth Capital Loan] [an Additional Growth Capital Loan]. The amount of the proposed Loan is                                          and     /100 Dollars ($                    ). The Borrowing Date of the proposed Loan is                     , 200  .

2. [If an Equipment Loan or Soft Cost Loan] The Eligible Equipment and/or Soft Costs, as applicable, to be financed with the proceeds of the Loan are described, and are or will be located at the address(es) shown on the attached Schedule 1 or amendment or supplement to Schedule 1, which is hereby incorporated by reference in and made a part of the Loan Agreement. The requested amount of the Loan does not exceed the aggregate of one hundred percent (100%) of the amount paid or payable by Company to a non-affiliated manufacturer, vendor or dealer for such items of Eligible Equipment and/or Soft Costs as shown on an invoice therefor. No item of Eligible Equipment or Soft Costs has been owned or was incurred by Company earlier than 90 days before the proposed Borrowing Date[; or January 1, 2004 with respect to the initial Loan only if funded within 30 days of the Closing Date]

3. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of the Company contained in Article 3 of the Loan Agreement are true and correct in all material respects, and the conditions precedent described in Article 4 of the Loan Agreement have been met.

4. No event that has had or could reasonably be expected to have a Material Adverse Change has occurred.

5. The Company’s most recent financial projections dated                     , as approved by the Company’s Board of Directors on                     , are enclosed herewith unless such financial projections have been previously furnished to Lender.

The Company shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

EnteroMedics Inc.

Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

Schedule 1 to the Loan and Security Agreement

Description of Equipment and Soft Costs

Quantity	Article	Make	Year Mfg.	Model/Serial #	Location	✓if Soft Cost

See attached continuation to Schedule 1

together with all improvements, replacements, accessions and additions thereto, wherever located, and all Proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

EXHIBIT “C”

COMPLIANCE CERTIFICATE

Venture Lending & Leasing IV, Inc.

2010 North First Street, Suite 310

San Jose, CA 95131

Re: EnteroMedics Inc.

Gentlemen:

Reference is made to the Loan and Security Agreement dated as of December     , 2004 (as the same have been and may be amended from time to time, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Venture Lending & Leasing IV, Inc. and EnteroMedics Inc. (the “Company”).

The undersigned authorized representative of the Company hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in complete compliance for the financial reporting period ending                      with all required financial reporting and financial tests under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned further certifies that the accompanying financial statements have been prepared in accordance with Generally Accepted Accounting Principles (except for the omission of footnotes on the unaudited Interim Financial Statements), and are consistent from one period to the next, except as explained below.

Indicate compliance status by circling Yes/No under “Complies”

REPORTING REQUIREMENT	REQUIRED	COMPLIES
Interim Financial Statements	Monthly within 30 days	YES / NO
Audited Financial Statements	FYE within 180 days	YES / NO

Ratio of Unrestricted Cash to Four Months’ Expenses:

(i)	Unrestricted Cash as of :

(ii)	Four Months’ Expenses for the 4 months ended :

(iii)	Ratio of (i) to (ii): [if less than 1:1, then Lien against IP springs]

Date of most recent Board-approved

    budget/plan

Submitted with Borrowing Request	YES / NO
Any change in budget/plan since prior Borrowing Request	YES / NO

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Company represents and warrants that: (i) as of the date hereof, it maintains only those Deposit Accounts and investment/securities accounts set forth below; and (ii) a control agreement has been executed and delivered to Lender with respect to each such account [Note: If the Company has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)			YES / NO	YES / NO	YES / NO

2.)	YES / NO	YES / NO	YES / NO

3.)	YES / NO	YES / NO	YES / NO

4.)	YES / NO	YES / NO	YES / NO

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

EXPLANATIONS

Very truly yours,

ENTEROMEDICS INC.

Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “D”

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

EXHIBITS “E-1” and “E-2”

FORMS OF WARRANTS

EXHIBIT “F”

FORM OF LEGAL OPINION

EXHIBIT “G”

Illustration of prepayment calculation